UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010 (May 6, 2010)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia	22980
(Address of Principal Executive Offices)	(Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of NTELOS Holdings Corp. 2010 Equity and Cash Incentive Plan

On May 6, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of NTELOS Holdings Corp. (the “Company”) and upon recommendation of the Board of Directors of the Company, the stockholders of the Company approved the NTELOS Holdings Corp. 2010 Equity and Cash Incentive Plan (the “Plan”). The Board of Directors of the Company adopted the Plan on February 25, 2010 contingent upon stockholder approval. The terms and conditions of the Plan are described on pages 63 through 75 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2010. This description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following:

i.	The election of eight directors to serve until the 2011 Annual Meeting of Stockholders;

ii.	The ratification of the appointment by the Company’s Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

iii.	The approval of the Plan, which includes the authorization of 4.0 million shares of common stock that may be issued by the Company under the Plan.

The results of such votes were as follows:

i.	The following votes were cast for the election of each director to serve on the Company’s Board of Directors for a term of one year until the 2011 Annual Meeting of Stockholders or until a successor has been elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy G. Biltz	36,080,649	1,907,916	2,028,212
Daniel Fine	37,234,045	754,520	2,028,212
Robert E. Guth	34,120,390	3,868,175	2,028,212
Daniel J. Heneghan	36,081,226	1,907,339	2,028,212
Michael Huber	32,898,980	5,089,585	2,028,212
James A. Hyde	37,265,349	723,216	2,028,212
Julia B. North	36,148,255	1,840,310	2,028,212
Jerry E. Vaughn	36,092,958	1,895,607	2,028,212

ii.	KPMG LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2010 with 38,108,952 votes cast for ratification, 1,887,896 votes cast against ratification, 19,929 abstentions and zero broker non-votes; and

iii.	The Plan was approved by the stockholders with 30,714,895 votes cast for approval of the Plan, 7,262,339 votes cast against approval of the Plan, 11,331 abstentions and 2,028,212 broker non-votes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	NTELOS Holdings Corp. 2010 Equity and Cash Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-51798), filed March 15, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010

NTELOS HOLDINGS CORP.

By:	/s/ Michael B. Moneymaker
Michael B. Moneymaker
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	NTELOS Holdings Corp. 2010 Equity and Cash Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-51798), filed March 15, 2010).